ABERDEEN FUNDS

Aberdeen Japanese Equities Fund

Supplement dated June 1, 2018 to the Prospectus dated February 28, 2018,

as supplemented to date (the “Prospectus”)

Effective immediately, the following replaces the first paragraph in the section entitled “Summary — Aberdeen Japanese Equities Fund — Performance” in the Prospectus beginning on page 103:

The bar chart and table below can help you evaluate potential risks of the Japanese Equities Fund. The bar chart shows the Fund’s annual total return for the Institutional Class. The returns in the bar chart do not reflect the impact of sales charges, if any. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges. The table compares the Fund’s average annual total returns to the returns of the Tokyo Stock Price Index (“TOPIX”), a broad-based securities index. Effective June 1, 2018, the MSCI Japan Index replaced the TOPIX Index as the Fund’s primary benchmark. The Adviser believes that the MSCI Japan Index is a more meaningful comparison index given the large-cap nature of the Fund’s holdings. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Effective immediately, the following replaces the table in the section entitled “Summary — Aberdeen Japanese Equities Fund — Performance — Average Annual Total Returns as of December 31, 2017” in the Prospectus beginning on page 103:

	1 Year	Since Inception (November 30, 2015)
Class A shares — Before Taxes	15.98%	8.50%
Class C shares — Before Taxes	21.23%	10.80%
Class R shares — Before Taxes	22.81%	11.34%
Class T shares — Before Taxes	20.01%	10.26%
Institutional Class shares — Before Taxes	23.51%	11.94%
Institutional Class shares — After Taxes on Distributions	22.95%	11.37%
Institutional Class shares — After Taxes on Distributions and Sales of Shares	13.54%	9.00%
Institutional Service Class shares — Before Taxes	23.41%	11.88%
MSCI Japan Index (reflects no deduction for fees, expenses or taxes)	24.39%	12.66%
TOPIX Index (reflects no deduction for fees, expenses or taxes)	26.56%	14.08%

This supplement is dated June 1, 2018.

Please retain this supplement for future reference.